                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   Form N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.
                                                                _____

POST-EFFECTIVE AMENDMENT NO.
                                                                _____



                           VAN ECK/CHUBB FUNDS, INC.
              (Exact Name of Registrant as Specified in Charter)

              99 Park Avenue, 8th Floor, New York, New York 10016
                   (Address of Principal Executive Offices)

                                 212-687-5200
                        (Registrant's Telephone Number)

                          Thaddeus Leszczynski, Esq.
                        Van Eck Associates Corporation
              99 Park Avenue, 8th Floor, New York, New York 10016
                    (Name and Address of Agent for Service)

            Copy to: Philip H. Newman, Esq., Goodwin Procter & Hoar, LLP
                 Exchange Place, Boston, Massachusetts  02109
      __________________________________________________________________

     Approximate Date of Proposed Public Offering: As soon as practicable after the registration statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing will become effective on the thirtieth day after the date of filing pursuant to Rule 488 under the Securities Act of 1933.

     No filing fee is required because the Registrant has heretofore declared its intention to register an indefinite number of shares of beneficial interest, $.001 par value, of the Global Income Fund series, pursuant to Rule 24f-2.

                                  VAN ECK FUNDS

                              Cross-Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933

Form N-14 Item No.     Location in Proxy Statement/Prospectus
-----------------      --------------------------------------

PART A
1.                     Cover Page of Registration Statement; Prospectus Cover
                       Page

2.                     Table of Contents

3.                     Synopsis; Special Considerations and Risk Factors

4.                     Synopsis, The Reorganization

5.                     Prospectus Cover Page; Synopsis; and Additional
                       Information

6.                     Prospectus Cover Page; Synopsis; Additional Information

7. Notice of Special Meeting; Introduction; Synopsis; The Reorganization; Van Eck/Chubb Global Income Fund; Global Income Fund; Information Concerning Special Meeting; Additional Information

8.                     Not Applicable

9.                     Not Applicable

PART B

10.                    Cover Page of Statement of Additional Information

11.                    Table of Contents

12.                    General Information

13.                    General Information

14.                    Financial Statement

VAN ECK GLOBAL
[LOGO]



_____________, 1998

Dear Shareholder:

At this time, we are asking our shareholders to consider voting for the reorganization of the Fund by means of a tax-free merger into the Van Eck/Chubb Global Income Fund, which we believe to be in shareholders' best interests. The reorganization is being proposed in part because both the Van Eck and Van Eck/Chubb Global Income Funds are marketed through the same distribution channels. Having two affiliated global income funds with substantially similar investment objectives and policies will diffuse the distribution effort and confuse brokers and the investing public. In addition, the expenses on a per share basis will decrease for shareholders of the Fund.

Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of Global Income Fund to be held on _________, April __, 1998 for the purpose of considering the proposed Agreement and Plan of Reorganization and Liquidation. PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY. IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.

Sincerely,


John C. van Eck
Chairman of the Board



Van Eck Global, 99 Park Avenue, New York, NY 10016 tel. 212.687.5200 or
800.826.3251 fax 212.687.5248

                                 VAN ECK FUNDS
                              Global Income Fund
                   99 Park Avenue, New York, New York 10016
                                1-800-826-2333

                   _________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                April ___, 1998
                   _________________________________________

A SPECIAL MEETING OF SHAREHOLDERS OF GLOBAL INCOME FUND (THE "FUND" or "GIF"), A SERIES OF VAN ECK FUNDS (THE "TRUST"), will be held at 99 Park Avenue, 8th Floor, New York, New York, on ______________, April ____, 1998 at _______, New
York Time, for the following purposes:

(1) To consider approval of the Agreement and Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Van Eck/Chubb Global Income Fund, a series of Van Eck/Chubb Funds, Inc., the assumption of the liabilities of the Fund by Van Eck/Chubb Global Income Fund, the distribution of Van Eck/Chubb Global Income Fund shares to the Fund's shareholders and the liquidation of the Fund; and

(2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on _______, ____________, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                        By order of the Board of Trustees


                                        Thaddeus M. Leszczynski
                                        Secretary

_______________, 1998

                         ----------------------------

                            YOUR VOTE IS IMPORTANT!

                         ----------------------------
     ____________________________________________________________________

       WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE,
           DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.
     ____________________________________________________________________

 Investors are advised to read and retain this Proxy Statement/Prospectus for future reference.
                    _______________________________________



                                 VAN ECK FUNDS
                   99 Park Avenue, New York, New York 10016
                                1-800-826-2333


                    ______________________________________

                          PROXY STATEMENT/PROSPECTUS
                    _______________________________________


Van Eck/Chubb Funds, Inc. has filed a Registration Statement with the Securities and Exchange Commission (the "SEC") for the registration of the shares of Van Eck/Chubb Global Income Fund ("VE/CGIF"), a series of Van Eck/Chubb Funds, Inc., to be offered to the shareholders of Global Income Fund ("GIF"), a series of Van Eck Funds (the "Trust"), pursuant to an Agreement and Plan of Reorganization and Liquidation of the Trust and Van Eck/Chubb Funds, Inc. involving the exchange of GIF's assets for shares of VE/CGIF, the assumption of the liabilities of GIF by VE/CGIF, the distribution of VE/CGIF shares to GIF's shareholders and the subsequent liquidation of GIF (the "Reorganization").

VE/CGIF is a non-diversified series of Van Eck/Chubb Funds, Inc., an open-end investment company, whose objective is to seek high current income and capital appreciation by investing primarily in debt securities of domestic and foreign issuers. VE/CGIF attempts to achieve its investment objective by investing its assets primarily in debt securities of domestic and foreign issuers. There can be no guarantee that VE/CGIF will achieve its investment objective.

The Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement of Additional Information") for VE/CGIF dated May 1, 1997 are incorporated by reference into this Proxy Statement/Prospectus.

The Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement of Additional Information") for GIF dated April 30, 1997 are incorporated by reference into this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus sets forth concisely information about VE/CGIF and GIF that the shareholders of GIF should know in considering the Reorganization and should be retained for future reference. GIF has authorized solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement/Prospectus and the accompanying documents.

A Statement of Additional Information relating to the Reorganization (the "Reorganization Statement of Additional Information") dated _______, 1998, is incorporated by reference to this Proxy Statement/Prospectus and is available at no cost by calling the telephone number listed above or by writing to the Funds at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            This Proxy Statement/Prospectus is dated ________, 1998

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------
 Introduction...................................................................
Synopsis........................................................................
    The Reorganization..........................................................
    Investment Objectives and Policies..........................................
    Reasons for the Transaction.................................................
    Investment Advisory and Administrative Fees.................................
    Other Fees..................................................................
    Purchase Procedures/Sales Charges...........................................
    Exchange Privileges.........................................................
    Conversion Feature..........................................................
    Redemption Procedures.......................................................
    Dividends and Distributions.................................................
    Net Asset Value.............................................................
    Tax Consequences............................................................
Special Considerations and Risk Factors.........................................
The Reorganization..............................................................
Procedures......................................................................
    Terms of the Plan of Reorganization and Liquidation.........................
    Benefits to the Fund as a Result of Reorganization..........................
    Tax Consequences of the Reorganization......................................
    Capitalization..............................................................
Van Eck/Chubb Global Income Fund and Global Income Fund.........................
    Financial Highlights........................................................
           Van Eck/Chubb Global Income Fund (Class A)...........................
           Global Income Fund...................................................
    Management..................................................................
    Share of VE/CGIF to be Issued in the Reorganization and Shares of GOF.......
    Other Matters...............................................................
Information Concerning the Meeting..............................................
    Date, Time and Place of Meeting.............................................
    Solicitation, Revocation and Use of Proxies.................................
    Record Date and Outstanding Shares..........................................
    Security Ownership of Certain Beneficial Owners and Management..............
    Voting Rights and Required Vote.............................................
Additional Information..........................................................
Agreement and Plan of Reorganization and Liquidation............................

                                 VAN ECK FUNDS
                              GLOBAL INCOME FUND
              99 Park Avenue, 8th Floor, New York, New York 10016
                        (212)687-5200 . 1-800-826-3251

                  __________________________________________

                          PROXY STATEMENT/PROSPECTUS
                        Special Meeting of Shareholders
                   To Be Held on _________, April ___, 1998
                 99 Park Avenue, 8th Floor, New York, New York

                  __________________________________________


                                 Introduction

This proxy statement is furnished to the shareholders of Global Income Fund in connection with the solicitation by the Board of Trustees of Van Eck Funds, of which GIF is a series, of proxies to be used at a special meeting of shareholders of GIF to be held on April ___, 1998, or any adjournments thereof (the "Meeting"), to approve or disapprove an Agreement and Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of assets from GIF for shares of VE/CGIF (the "Reorganization Shares"), the assumption of the liabilities of GIF by VE/CGIF, the distribution of such Reorganization Shares to the shareholders of GIF and the subsequent liquidation of GIF, as set forth herein (the "Reorganization"). As of _________, 1998 the record date, there were outstanding ___________ shares of GIF and ____________ shares of VE/CGIF. Each shareholder of GIF will be entitled to one vote for each share and a fractional vote for each fractional share held on the record date. It is expected that the mailing of this proxy statement will commence on or about ___________, 1998. VE/CGIF and GIF each may be referred to herein individually as a "Fund" and collectively as the "Funds."

The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the proposal unless a choice is indicated to vote against the proposal. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the secretary of the Trust at the address listed on the front cover of this Proxy Statement/Prospectus or by voting in person at the Meeting.

In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies by GIF. If GIF proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

To the knowledge of GIF, as of _________, 1998 no shareholder owned of record or beneficially 5% or more of the outstanding shares of that Fund, except as follows:

In addition, as of ___________, 1998, John C. van Eck, Chairman and Trustee of the Trust, and his wife owned ____% of GIF. As of the same date, all other Trustees and officers of the Trust as a group owned ___% of GIF and less than 1% of VE/CGIF. Van Eck Associates Corporation (the "Adviser") owned ___% of GIF's shares, as of that date.

Expenses of the Reorganization directly attributable to the Reorganization will be borne by Chubb Asset Managers, Inc., the Adviser and the Funds. As between the Funds, their expenses will be allocated to the Fund incurring the expense or on the basis of relative net assets. Other expenses will be allocated equitably among the parties. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Trust, the Adviser and/or DST Systems, Inc., GIF's Transfer Agent and Dividend Paying Agent (the "Transfer Agent" or "DST"), personally or by telephone or, telegraph, facsimile or other means. Brokerage houses, banks and other fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund and to obtain authorization for the execution of proxies.

See also "Information Concerning the Meeting" below.

                                   Synopsis

The following is a synopsis of the information contained in or incorporated by reference in this Proxy Statement/Prospectus regarding the Reorganization, and presents key considerations for shareholders of GIF to assist them in determining whether to approve the Reorganization. See also "Special Considerations and Risk Factors" below.

The Reorganization

The Trustees of the Trust, of which GIF is a series, have determined that the Reorganization (as described herein) is in the best interests of the shareholders of GIF and have given their approval to the transactions contemplated in the Plan associated with the Reorganization. The result of the Reorganization, if it is consummated, will be the exchange of assets from GIF for Reorganization Shares, the assumption of the liabilities of GIF by VE/CGIF, the distribution of such Reorganization Shares to the shareholders of GIF and the subsequent liquidation of GIF. For more information see "The Reorganization" below.

Investment Objectives and Policies

Summary Comparison between GIF and VE/CGIF. Although GIF and VE/CGIF differ in some respects, they have many similarities in their investment objectives, policies and portfolios.

Both VE/CGIF and GIF are nondiversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of VE/CGIF (high current income and capital appreciation) and GIF (high total return, with emphasis on current income) are substantially the same. Except as stated below, the Funds' investment policies and restrictions are also substantially similar. One difference is that VE/CGIF must invest at least 65% of its assets in bonds and debentures, rather than all types of debt instruments meeting its investment objective. In addition, VE/CGIF may borrow only 5% of assets for temporary emergency or extraordinary purposes, while GIF may borrow up to 30% of its assets for investment purposes. On the other hand, VE/CGIF may concentrate its investments in a single industry and make short sales against the box, which GIF cannot.

GIF. GIF is a non-diversified series of the Trust. Van Eck Associates Corporation acts as investment adviser to GIF. This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities. Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities. Such securities include obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities or by a supranational organization such as the World Bank or European Economic Community, bonds, debentures, notes, commercial paper, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of conversion privilege or attached warrants. The long-term assets of the Fund consists of debt securities rated B or better by S&P or Moody's or if unrated, of comparable quality in the judgment of the Adviser. Debt securities rated BBB (investment grade), BB or B will not exceed 25% of total net assets. Debt rated BB or B is lower quality debt (commonly referred to as "junk bonds"). Lower rated debt may offer higher returns, but also presents a greater risk of default than do higher rated securities. As to debt securities rated BBB, BB or B, it is the Adviser's intention to invest only in debt issued by a government or one of its agencies, instrumentalities, political subdivisions or authorities.

There is no limit on the amount the Fund may invest in any one country or in securities denominated in the currency of any country. Normally, the Fund will invest in at least three countries besides the United States. GIF may invest in debt instruments having varied maturities, although the Adviser expects the average maturity to be between three and ten years.

The Fund may invest 5% of its assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Not more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. The Fund may invest up to 5% of its assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. The Fund may buy and sell financial futures contracts and options on financial futures contracts and may purchase or sell puts and calls on foreign currencies and securities. The Fund may invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio).

When the Adviser determines that a temporary defensive strategy is warranted, the Fund may invest in securities maturing in 13 months or less, and most or all of its investments may be in the United States or another country.

VE/CGIF. VE/CGIF is a non-diversified series of Van Eck/Chubb Funds, Inc. Chubb Asset Managers, Inc. acts as investment adviser to VE/CGIF. The Fund seeks high current income and capital appreciation by investing primarily in debt securities of domestic and foreign issuers. VE/CGIF invests at least 65% of its assets in bonds and debentures. Such securities include securities issued by domestic and foreign governments and their agencies and political subdivisions, corporations and financial institutions, and supranational entities, such as the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank, the European Development Bank and the European Community. No more than 25% of the Fund's total assets may be invested in debt that is rated lower than investment grade (junk bonds).

The Fund will allocate its assets among debt securities of issuers in three separate investment areas: (1) the United States, (2) developed foreign countries, and (3) emerging markets. Under normal conditions, the Fund will invest at least 65% of its total assets in at least three different countries (one of which may be the United States). The average maturity of debt securities in VE/CGIF's portfolio will fluctuate depending on the investment adviser's judgment as to future interest rates and market conditions.

VE/CGIF may also buy and sell derivatives such as financial futures contracts, bond index futures contracts and foreign currency futures contracts. The VE/CGIF may purchase and sell any of these futures contracts for hedging purposes and not for speculation. It may be engaged in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's assets. In addition, the VE/CGIF may invest in options on foreign currency exchange contracts, options on foreign currencies, including cross currency hedges, "when issued" securities and collaterized mortgage obligations and lend up to 30% of its portfolio securities.

For temporary or defensive purposes, the Fund may invest in high quality domestic money market instruments, high quality domestic short term debt securities or may hold the Fund's assets in cash or cash equivalents without limitation.

Reasons for the Transaction

On October 1, 1997, the Adviser became the investment administrator of Van Eck/Chubb Funds, Inc. (formerly Chubb Investment Funds, Inc.), and Van Eck Securities Corporation (the "Distributor") began serving as distributor of the shares of the Van Eck/Chubb Funds, including VE/CGIF. Both the Van Eck Funds and the Van Eck/Chubb Funds are marketed through the same distribution channels. Therefore, there is an overlap between the two Funds. Having two affiliated global income funds with substantially similar investment objectives and policies will diffuse the distribution effort and may confuse brokers and the investing public. In addition, performance of VE/CGIF is comparable or better than GIF and expenses based on a percentage of net assets should come down to some extent as a result of an increased asset base.

The Board of Trustees determined that participation in the Reorganization, as described herein, is in the best interests of GIF and that the interests of existing GIF shareholders will not be diluted as a result of such participation. The Board also considered a number of factors and alternatives in addition to the one stated in the preceding paragraph. The Trustees determined that the Reorganization provided greater benefits to shareholders than other options, such as the liquidation of GIF. Liquidating GIF would have required most shareholders to recognize either gains or losses in the current tax year when many shareholders might have preferred to defer such gains or losses. An exchange into VE/CGIF would force the shareholder to recognize a gain or loss for tax purposes, whereas the Reorganization will achieve the same result, but on a tax-free basis. The redemption procedure and exchange privilege, which are described below, allow any shareholder not desiring to participate in the Reorganization to achieve the same results as liquidation of GIF. The Board also considered the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; any factors which might require an adjustment to the exchange price or formula, such as costs or tax and other benefits to be derived by the Funds; tax consequences of the Reorganization; relative benefits to be derived by the Adviser and/or its affiliates or other persons; and other factors.

Investment Advisory and Administrative Fees

Van Eck Associates Corporation acts as the investment adviser for GIF. The Adviser also acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the 1940 Act and manages or advises managers of portfolios of pension plans and others. Total aggregate assets under management of the Adviser on December 31, 1997 were approximately $1.5 billion. John C. van Eck, Chairman and President of Van Eck Funds and Van Eck Worldwide Insurance Trust and a Director of Van Eck/Chubb Funds, Inc., together with members of his immediate family, own 100% of the voting stock of the Adviser.

Chubb Asset Managers Inc. acts as the investment adviser to VE/CGIF. Total aggregate assets under management of Chubb Asset Managers Inc. on December 31, 1997 were $ ______.

GIF pays investment advisory fees to the Adviser according to the following schedule (1):

Net Assets                                               Advisory Fee
----------                                               ------------
$0-$500 million......................................... 0.75 of 1%
Next $250 million....................................... 0.65 of 1%
Over $750 million....................................... 0.50 of 1%

VE/CGIF pays investment advisory fees and investment administrative fees to Chubb Asset Managers Inc. according to the following schedule (2):

Net Assets                                               Advisory Fee   Administrative Fee   Total Fees
----------                                               -----------    ------------------   ----------
$0- $200  million........................................    .20%              .45%             .65%
Next $1.1 billion.......................................     .19%              .41%             .60%
Over $1.3 billion.......................................     .18%              .37%             .55%

------
(1) The advisory fee is payable monthly, computed at the indicated average daily net assets.
(2) The advisory and administrative fees are payable monthly, computed at the indicated average daily net assets. The Adviser will receive these fees for three years or until assets in all of the Van Eck/Chubb Funds reach $500 million, whichever occurs first.

Other Fees and Benefits

VE/CGIF has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, VE/CGIF pays a fee to the Distributor accrued daily at an annual rate of .50% of its average daily net assets, of which .25% is a servicing fee and .25% may be used to finance sales or promotional activities. No payment of service fees under the Rule 12b-1 Plan is made to securities dealers unless the dealer has sold shares of the Van Eck/Chubb Funds in excess of $1 million. For the fiscal year ended December 31, 1997, the then-distributor of VE/CGIF's shares, Chubb Securities Corporation, waived payment of distribution fees in excess of .___% of average daily net assets. VE/CGIF's Rule 12b-1 Plan is a "reimbursement-type plan". The Plan of Distribution in effect for VE/CGIF is described in more detail in the Prospectus for VE/CGIF under "Distribution Plan."

GIF has also adopted a reimbursement-type Plan of Distribution. Under GIF's Rule 12b-1 Plan, GIF's shares are subject to a 12b-1 fee accrued daily at an annual rate of .25% of average daily net assets, all or some of which are used for payments to agents or brokers who service shareholder accounts of GIF and the remainder of which is used for other actual promotional and distribution expenses incurred by the Distributor. Any 12b-1 Plan fee accrued by GIF in excess of payments to brokers and agents and reimbursement to the Distributor for its actual expenses will be retained by GIF. A reimbursement plan may provide for the payment of interest as a distribution expense.

Neither Fund will recognize any gain or loss on the transaction. VE/CGIF will have the same basis and holding period in the assets received as GIF. As of December 31, 1997, GIF had capital loss carryforwards available to offset future capital gains of [$5,575,103] expiring December 31, 2002 and December 31, 2004, in the amounts of [$4,267,868] and [$1,307,235], respectively. Under the Internal Revenue Code, the utilization of these loses in future years may be limited.

VE/CGIF's total operating expenses for the year ended December 31, 1997 were
1.35% of average daily net assets. (annualized).   Had these fees and expenses
not been assumed, the expense ratios for that period would have been 1.61%. No decision has been made as to the amount of any future expense waivers. GIF's total operating expenses for the year ended December 31, 1997 were 1.66%.

The following table provides a comparison of the transaction and operating expenses paid by VE/CGIF and GIF. It is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in the Funds. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "Purchase of Shares" in the Prospectuses. The investment adviser, the administrator and/or the Distributor of each Fund may from time to time waive fees and/or reimburse certain expenses of a Fund.

Shareholder Transaction Expenses

                                                                          VE/CGIF
                                                                          Post -
                                                     VE/CGIF*     GIF     Merger
                                                     --------     ---     -------
Maximum Sales Charge Imposed on Purchases (as a
percent of offering price)...........................  3.00%     4.75%    4.75%

                                                                          VE/CGIF
 Annual Fund Operating Expenses                                           Post-
(as a percentage of average net assets)             VE/CGIF**     GIF     Merger
--------------------------------------              ---------     ---     -----

Management Fee ......................................   .20%      .75%     .20%
12b-1 Fee/Shareholder Servicing Fee***...............   .50%      .25%     .50%
Administration.......................................   .45%      .21%     .45%
Transfer and Dividend Disbursing Fees................   .14%      .21%     .21%
Custodian
 Fees................................................   .04%      .02%     .03%
Other Expenses.......................................   .28%      .22%     .05%
--------------
Total Fund Operating Expenses........................  1.61%     1.66%    1.44%
Reimbursement/Waiver as a result of Expense Cap**.... (0.26)   (------)   (.09)
                                                       =====   =======     ====
Net Expenses after Reimbursement/Waiver                1.35%     1.66%    1.35%

_______________

*   Effective April 6, 1998, VE/CGIF's maximum sales charge will be 4.75%.
** VE/CGIF's investment adviser has temporarily reimbursed and/or waived certain operating expenses of VE/CGIF including management and administrative fees. Such temporary reimbursement/waiver has had the effect of lowering the Fund's expense ratio.
*** Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.

Example: You would bear the following expenses on a $1,000 investment, including maximum sales load, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                        VE/CGIF
                                                                        Post-
                                                     VE/CGIF    GIF     Merger
                                                     ------     ---     -------
1 Year...........................................     $43.33   $ 63.48  $ 43.33
3 Years..........................................     $71.48   $ 97.06  $ 71.48
5 Years..........................................    $101.72   $132.98  $101.72
10 Years.........................................    $187.51   $233.67  $187.51

This table should not be considered a representation of past or future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

Purchase Procedures/Sales Charges

After the Reorganization, shareholders of GIF will be shareholders of VE/CGIF, and therefore subsequent purchases of shares of VE/CGIF will be subject to the applicable initial sales charge as described in "Synopsis-Shareholder Transaction Expenses" above.

Exchange Privileges

Shareholders of VE/CGIF may exchange shares into U.S. Government Money Fund and into Class A shares of any of the other Van Eck Funds. Shareholders of VE/CGIF (except for those with fiduciary retirement plan accounts, who must effect a "transfer of assets" to the Van Eck Funds' plan custodian, Investors Fiduciary Trust Co.) may exchange into a Van Eck Fund at net asset value.

Shareholders of GIF may exchange into shares of any of the Van Eck/Chubb Funds, which are: Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund, Money Market Fund, Tax-Exempt Fund and Total Return Fund. Shareholders of GIF (except for those with Investors Fiduciary Trust Company fiduciary retirement plan accounts, who must effect a "transfer of assets" to the Van Eck/Chubb Funds' plan custodian, Firstar Trust Company) may exchange into a Van Eck/Chubb Fund at net asset value.

In addition, each Fund reserves the right to terminate, modify or impose a fee in connection with the exchange privilege as described in more detail in the Prospectuses and Statements of Additional Information under "Exchange Privilege."

Exchanges out of GIF will be accepted up to the business day prior to the Exchange Date.

Redemption Procedures

Shares of GIF may be redeemed at any time. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 418407, Kansas City, Missouri 64141, the Fund's transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. Redemptions of GIF shares will be accepted up to the business day prior to the Exchange Date. See also "Redemption of Shares" in the GIF Prospectus for more information.

Shares of VE/CGIF may be redeemed at any time. Shares may be redeemed by forwarding a written request to the Fund's transfer agent. Prior to April 6, 1998, write to Firstar Trust Company, Mutual Fund Services, Third Floor, P.O. Box 701, Milwaukee, WI 53201-0701 or by overnight courier write to Van Eck/Chubb Global Income Fund, c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202-5207. Beginning April 6, 1998, write to DST Systems, Inc. at the address above. See also "Redemption or Repurchase" in the VE/CGIF Prospectus for more information.

Dividends and Distributions

If the Reorganization is approved by shareholders, GIF intends to declare any applicable dividends and distributions prior to the Exchange Date. VE/CGIF generally declares and distributes dividends from ordinary income on a monthly basis and distributes net capital gains if any, annually. GIF generally declares and pays dividends monthly and any net realized capital gains resulting from investment activity annually.

Net Asset Value

The net asset value of VE/CGIF and GIF is determined at the close of business on each day the New York Stock Exchange is open for trading. Each Fund computes net asset value by dividing the value of its securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the investment adviser and/or administrator, are accrued daily for the Funds.

Tax Consequences

Prior to or upon the closing of the Reorganization, counsel to GIF and VE/CGIF, Goodwin, Procter & Hoar LLP, will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986 as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of GIF to VE/CGIF solely in exchange for VE/CGIF shares and the assumption by VE/CGIF of some of GIF's liabilities and the distribution of such shares to the shareholders of GIF, as provided in the Plan, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and VE/CGIF and GIF will each be a "party to a reorganization" within the meaning of Section 368(b); (ii) GIF will not recognize gain or loss on the transfer of its assets to VE/CGIF in the Reorganization; (iii) GIF will not recognize a gain or loss upon its distribution to its shareholders of the VE/CGIF shares received in the Reorganization; (iv) VE/CGIF will not recognize a gain or loss upon the receipt of the assets of GIF in exchange for the VE/CGIF shares; (v) shareholders of GIF will not recognize a gain or loss on the exchange of shares of GIF for shares of VE/CGIF provided that such shareholders receive solely VE/CGIF shares (including fractional shares) in exchange for their GIF shares; (vi) the tax basis of the GIF assets acquired by VE/CGIF will be the same to VE/CGIF as the tax basis of such assets to GIF immediately prior to the Reorganization and the holding period of the assets of GIF in the hands of VE/CGIF will include the period during which those assets were held by GIF;
(vii) the aggregate tax basis of the VE/CGIF shares received by the shareholders of GIF will be the same as the aggregate tax basis of GIF shares exchanged by such shareholder immediately prior to the Reorganization; and (viii) the holding period of the VE/CGIF shares (including fractional shares) received by shareholders of GIF will include the holding period that the GIF shares exchanged were held (provided that the GIF shares exchanged were held as a capital asset on the date of the Reorganization). For a discussion of additional tax considerations, see "The Reorganization-Tax Consequences of the Reorganization" below.

                    Special Considerations and Risk Factors

Except as stated below, the Funds' investment objectives, policies and restrictions are substantially similar. One difference is that VE/CGIF must invest at least 65% of its assets in bonds and debentures, rather than all types of debt instruments meeting its investment objective. In addition, VE/CGIF may borrow only 5% of assets and not for investment purposes. On the other hand, VE/CGIF may concentrate its investments in a single industry and make short sales against the box, which GIF cannot.

VE/CGIF may concentrate (i.e., invest more than 25% of its assets) in a single industry. Because of this, together with the fact that both VE/CGIF and GIF are non-diversified funds (i.e., the Funds are not limited in how much they can invest in a single issuer), the value of the shares of a VE/CGIF may be more susceptible to any single economic, political or regulatory event than would the shares of a diversified fund or a fund that is not permitted to concentrate.

A short sale occurs when VE/CGIF sells a security which it does not own by borrowing from a broker. In the event that the value of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales also may incur higher transaction costs than regular transactions.

Since both VE/CGIF and GIF invest extensively in debt securities, any risks inherent in such investments are applicable to both Funds. The market value of debt securities generally varies in direct response to changes in interest rates and the financial condition of the issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. Both Funds may invest in high yield or "junk" bonds. Such low rated and unrated securities and investments in emerging market debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The existence of limited markets for particular high yield bonds or low rated securities may reduce liquidity and may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing the Fund's portfolio.

VE/CGIF and GIF both invest in securities issued by foreign issuers. As a result, each Fund may from time to time hold foreign currencies, and therefore, the value of the assets of each Fund (and thus their net asset values) may be affected by changes in currency exchange rates. To the extent such currencies are held by a Fund, such Fund's performance will be less favorable if foreign currency exchange rates move adversely relative to the U.S. dollar. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange controls, less publicly available information, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies, and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies. Foreign securities may also be subject to foreign taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

For investment purposes, both VE/CGIF and GIF may enter into currency, options, futures and other derivatives transactions. Among the risks of effecting transactions in derivatives for investment purposes are market risk, in that the Fund has market exposure to instruments it would otherwise not be permitted to invest in (excessive exposure to low credits), and settlement (both legal and operation) risk with the various counterparties. The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecasts about market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.
In addition, transactions costs may be greater.

While it is the policy of GIF and VE/CGIF generally not to engage in trading for short-term gains, both GIF and VE/CGIF may effect portfolio transactions without regard to the holding period if, in the judgment of the investment adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. This may lead to a higher portfolio turnover ratio. The annual portfolio turnover rate for GIF for the fiscal year ended December 31, 1996 was 157.5% while VE/CGIF's portfolio turnover rate for the same period was 80.70%. The portfolio turnover rate for GIF for the year ended December 31, 1997 was _____% while VE/CGIF's portfolio rate for the same period was ______%. The portfolio turnover rate of the Funds may vary greatly from year to year. To the extent that a Fund has a higher portfolio turnover rate, its overall expenses may increase due to certain transactional costs incurred as a result of effecting a securities trade (such as brokerage commissions).

See "Risk Factors" in the GIF Prospectus and Statement of Additional Information and "Additional Risk Factors" in the VE/CGIF Prospectus and Statement of Additional Information for a more detailed discussion of the risks involved with each Fund's investment practices and strategies.

                              The Reorganization

Procedures

The Adviser is hereby soliciting shareholders of GIF to vote for the approval of the Reorganization. It is anticipated that the Meeting will be held on April ___, 1998 at 99 Park Avenue, 8th Floor, New York, New York at _______ , New York Time. If GIF's shareholders approve the Reorganization, the Reorganization will take place on or about April __, 1998.

Terms of the Agreement and Plan of Reorganization and Liquidation

The following is a summary of the significant terms of the Plan which has been considered and approved by the Trustees of Van Eck Funds at a meeting held on December 10, 1997 and by the Directors of Van Eck/Chubb Funds, Inc. at a meeting held on December 9, 1997. A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

Valuation of Assets and Liabilities. The assets of VE/CGIF and GIF will be valued on the business day prior to the date on which the Reorganization will take place (the "Exchange Date"). The assets in each portfolio will be valued according to the procedures set forth under "Determination of Net Asset Value" in VE/CGIF's Statement of Additional Information and "Purchase of Shares" in GIF's Statement of Additional Information (a summary of that method appears above under "Synopsis-Net Asset Value"). Redemption requests for GIF which have not been settled as of the Exchange Date will be treated as liabilities for purposes of the Reorganization. Exchange requests as to GIF shares received on the Exchange Date will be treated and processed as exchanges from VE/CGIF and will be effected as of the close of business on the Exchange Date.

Distribution of Shares and Transfer of Assets. On the Exchange Date, VE/CGIF will issue to GIF a number of Class A shares of beneficial interest, the aggregate net asset value of which will equal the aggregate net asset value of the assets transferred to VE/CGIF by GIF on the Exchange Date. Each shareholder of GIF will receive a number of Class A shares of VE/CGIF having an aggregate net asset value equal to the value of his or her shares of GIF. No sales charge or fee of any kind will be charged to the shareholders of GIF in connection with their receipt of Class A shares of VE/CGIF in the Reorganization.

Expenses. Expenses of the Reorganization directly attributable to the Reorganization will be borne by Chubb Asset Managers, Inc., the Adviser and the Funds. As between the Funds, their expenses will be allocated to the Fund incurring the expense or on the basis of relative net assets. Other expenses will be allocated equitably among the parties.

Required Approvals. Under the provisions of the Amended and Restated Master Trust Agreement of the Trust, the liquidation of GIF may be authorized at any time by vote of a majority of Trustees then in office subject to approval of a majority of the outstanding voting shares of the Fund, as defined in the 1940 Act. Such majority is defined as the lesser of (i) 67% or more of the outstanding shares present at the meeting, provided the holders of 50% or more of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

Amendments and Conditions. The Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein except that following the meeting of the shareholders of GIF, no such amendment may have the effect of changing the provisions of the Plan determining the number of VE/CGIF shares to be issued to GIF shareholders to their detriment without their further approval. The obligations of VE/CGIF and GIF are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Securities and Exchange Commission, approval of the Reorganization by the shareholders of GIF and the continuing accuracy of various representations and warranties of VE/CGIF and GIF being confirmed by the respective parties.

Benefits to GIF as a Result of  the Reorganization

1. GIF and VE/CGIF are affiliated funds, marketed through the same distribution channels. To have two global income funds may be confusing to brokers and investors. The overall investment objectives, policies and portfolios of GIF and VE/CGIF are substantially similar. Performance of VE/CGIF is comparable to or better than that of GIF. By combining the Funds, the net expenses to average net assets are likely to decrease for investors of GIF.

2. The Reorganization allows shareholders of GIF to defer recognition of gains or losses on their shares until they choose to recognize such gains and losses. As more fully explained in "The Reorganization-Tax Consequences" below, as of the Exchange Date, GIF will obtain an opinion from Fund counsel that the Reorganization has been structured to be consummated, for Federal income tax purposes, on a tax-free basis. Thus, a shareholder of GIF will be able to defer the recognition of any gains or losses on his or her shares of GIF until shares of VE/CGIF received pursuant to the Reorganization are exchanged or sold. If GIF were liquidated rather than reorganized, a shareholder would have no choice but to recognize any gains or losses in the current tax year.

Tax Consequences of the Reorganization

The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. VE/CGIF and GIF have both elected to qualify as a regulated investment company under the Code, and VE/CGIF intends to continue to elect to so qualify. Upon the closing of the Reorganization, counsel to GIF and VE/CGIF, Goodwin, Procter & Hoar LLP, will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of GIF to VE/CGIF solely in exchange for VE/CGIF shares and the assumption by VE/CGIF of some of GIF's liabilities and the distribution of such shares to the shareholders of GIF, as provided in the Plan, will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code, and VE/CGIF and GIF will each be a "party to a reorganization" within the meaning of Section 368(b); (ii) GIF will not recognize gain or loss on the transfer of its assets to VE/CGIF in the Reorganization; (iii) GIF will not recognize gain or loss upon its distribution to its shareholders of the VE/CGIF shares received in the Reorganization; (iv) VE/CGIF will not recognize a gain or loss upon the receipt of the assets of GIF in exchange for the VE/CGIF shares; (v) shareholders of GIF will not recognize a gain or loss on the exchange of shares of GIF for shares of VE/CGIF provided that such shareholders receive solely VE/CGIF shares (including fractional shares) in exchange for their GIF shares; (vi) the tax basis of the GIF assets acquired by VE/CGIF will be the same to VE/CGIF as the tax basis of such assets to GIF immediately prior to the Reorganization and the holding period of the assets of GIF in the hands of VE/CGIF will include the period during which those assets were held by GIF; (vii) the aggregate tax basis of the VE/CGIF shares received by the shareholders of GIF will be the same as the aggregate tax basis of GIF shares exchanged by such shareholder immediately prior to the Reorganization; and (viii) the holding period of the VE/CGIF shares (including fractional shares) received by shareholders of GIF will include the holding period that the GIF shares exchanged were held (provided that the GIF shares exchanged were held as a capital asset on the date of the Reorganization). The receipt of such opinions upon the closing of the transaction is a condition to the closing of the Reorganization. If the transfer of assets of GIF in exchange for VE/CGIF shares and the assumption by VE/CGIF of the liabilities of GIF were deemed not to constitute a tax-free reorganization, each GIF shareholder would recognize gain or loss equal to the difference between the value of the VE/CGIF shares such shareholder acquires and the tax basis of such shareholder's GIF shares.

Shareholders should consult their tax advisors regarding the effect, if any of the Reorganization in light of their individual circumstances. Since the foregoing relates only to Federal income tax consequences, shareholders should also consult with their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table sets forth, as of December 31, 1997, the capitalization of VE/CGIF and GIF(Class A shares).

Capitalization

                                                                   Pro Forma
                                                                 Reorganization
                                                                    ---------
                                  VE/CGIF             GIF            VE/CGIF
                                  -----------      -----------     -----------
Total Net Assets ................ $52,087,567      $41,924,752     $94,012,319
Shares Outstanding ..............  5,404,248       4,936,240        9,753,289
                                  -----------      -----------     -----------
Net Asset Value Per Share .......    $ 9.64            $8.49          $ 9.64

Management

Directors/Trustees. The management of the business and affairs of GIF is the responsibility of the Board of Trustees of Van Eck Funds. The Trustees of Van Eck Funds (of which GIF is a series) consist of nine persons, five of whom are not "interested persons" as defined in the 1940 Act. The management of the business and affairs of VE/CGIF is the responsibility of the Board of Directors of Van Eck/Chubb Funds, Inc. The Directors of Van Eck/Chubb Funds, Inc. (of which VE/CGIF is a series) consist of five persons, three of whom are not "interested persons" as defined in the 1940 Act.

Investment Adviser and Administrator. Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, serves as the investment adviser and manager to GIF. Chubb Asset Managers, Inc., 15 Mountain View Road, Warren, New Jersey 07061, serves as investment adviser to VE/CGIF and Van Eck Associates Corporation serves as investment administrator to the Fund.

Under the Trust's Investment Advisory Agreement, the Adviser provides GIF with a continuous investment program which includes determining which securities should be bought, sold or held. The Adviser also manages the business and affairs of GIF. Pursuant to the Investment Management Agreement for VE/CGIF, Chubb Asset Managers, Inc. is responsible for the investment of VE/CGIF's portfolio, consistent with the Fund's investment objective, policies and restrictions.

GIF and VE/CGIF pay advisory fees at the rates indicated under "Synopsis-Investment Advisory Fees" above. VE/CGIF pays a separate fee for administrative services. The advisory fee paid to the Adviser with respect to GIF is higher than the fees paid by most investment companies. For additional information, see "Management" in the GIF Prospectus, "Management of the Company" and "Management Fees and Expenses" in the VE/CGIF Prospectus, and "Investment Advisory Services" in both Funds' Statements of Additional Information.

Portfolio Managers. Messrs. Charles Cameron and Gregory Krenzer are Co-Portfolio Managers of GIF. Mr. Cameron is Chief Trader for the Adviser and an officer of the Trust and another mutual fund advised by the Adviser. Mr. Krenzer is portfolio manager of the U.S. Government Money Fund series of the Trust. Both Messrs. Caneron and Krenzer also serve as co-portfolio managers of another global income fund advised by the Adviser. Marjorie Raines, who serves as Senior Vice-President of Chubb Asset Managers Inc. and has been employed by Chubb Asset Managers, Inc. since before 1987, serves as portfolio manager of VE/CGIF. The VE/CGIF portfolio managers have a support staff of three individuals, two of whom are analysts.

Transfer Agent. The Transfer Agent and Dividend Paying Agent for GIF is DST Systems, Inc., P.O. Box

418407, Kansas City, Missouri 64141. The Transfer Agent and Dividend Paying Agent for VE/CGIF until April 6, 1998 is Firstar Trust Company, Mutual Fund Service, Third Floor, P.O. Box 701, Milwaukee, WI 53201-0701. Thereafter, DST Systems Inc. will assume that function.

Shares of VE/CGIF to be Issued in the Reorganization and Shares of GIF

Shares. On the Exchange Date, all shareholders of GIF will be given a number of Class A shares of common stock, par value $.01, of VE/CGIF having an aggregate net asset value equal to the net asset value of his or her shares of GIF. The shares of VE/CGIF to be issued in the Reorganization will be identical in all respects to all Class A shares of VE/CGIF then outstanding.

Voting Rights. Shareholders of VE/CGIF and GIF are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Directors/Trustees (to the extent hereafter provided) and other matters submitted to a vote of shareholders. With respect to the Rule 12b-1 Plans in effect for GIF and VE/CGIF, the Plans may not be amended to increase materially the amount of expenditures unless such amendment is approved by a vote of the majority of the outstanding voting securities of that Fund. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. The Boards of the Trust and Van Eck/Chubb Funds, Inc. are self-perpetuating bodies until fewer than 50% of their members were elected by the shareholders. Under the Trust's Amended and Restated Master Trust Agreement, any Trustee may be removed by a vote of two-thirds of the outstanding Trust shares (outstanding Trust shares include shares of all series of the Trust and not solely shares of
GIF); and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on
the removal of one or more Trustees.   Under the Bylaws of Van Eck/Chubb Funds,
Inc., any Director may be removed by a vote of a majority of the votes entitled to be cast for the election of Directors at any meeting of stockholders duly called and at which a quorum is present. With respect to each of GIF and VE/CGIF, each issued and outstanding share is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities.

Shareholder Liability. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Amended and Restated Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

Control. As of ______, 1998, there were no persons who exercised control over VE/CGIF or GIF as "control" is defined in the 1940 Act.

Other Classes. As of the date hereof, neither GIF nor VE/CGIF has any classes of securities outstanding as defined in the 1940 Act other than the Class A shares described herein.

Shareholder Inquiries. Shareholder inquiries with respect to VE/CGIF or GIF should be addressed to the Funds by telephone at (800) 826-2333 or in writing at the address set forth on the cover page of the Proxy Statement/Prospectus.

Dividends and Distributions. Any dividends and capital gains paid by GIF may be received by the shareholder in cash or may be reinvested in that Fund at the net asset value (without imposition of a sales charge) on the day so determined by the Board of Trustees. In addition, dividends and capital gains may also be reinvested in Class A shares of any other series of Van Eck Funds. Any dividends and capital gains paid by VE/CGIF will be automatically reinvested in additional shares of the Fund at the Fund's NAV at the close of business on the payment date of the dividend or distribution unless the shareholder elects to receive all dividends and/or distributions either in cash or to invest them without imposition of any sales charge in any other Van Eck/Chubb Fund at such fund's net asset value at the close of business on the payment date.

Tax Consequences. For a discussion of the tax consequences associated with an investment in GIF, see "Taxes" in Van Eck Funds' Statement of Additional Information and see "Taxes and Dividends" in the Van Eck/Chubb Funds, Inc. Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state and local taxes.

Purchase of Shares. Both prior to and subsequent to the Reorganization, shares of VE/CGIF will be offered continuously for sale by the Distributor or by brokers and agents that have entered into selling group or selling agency agreements with the Distributor, 99 Park Avenue, New York, New York 10016. The Reorganization will have no effect on the purchase procedures for shares of VE/CGIF. See "Purchase of Shares" in the Prospectuses. For more information on the Distributor, see "The Distributor" in the Statement of Additional Information for Van Eck Funds.

VE/CGIF and GIF have adopted Rule 12b-1 Plans in accordance with the 1940 Act. The 12b-1 Plans are described in "Synopsis-Other Fees" above. Each Rule 12b-1 Plan must be approved annually by the Board of Directors/Trustees. For more discussion of the Rule 12b-1 Plans, see "Plan of Distribution" in the GIF Prospectus and "Distribution Plan" in the VE/CGIF Prospectus.

Redemption Procedures. While shares of each Fund will be redeemed on the day on which proper instructions are received by its transfer agent, redemption procedures for VE/CGIF are not identical to those for GIF. See "Redemption of Shares" in the Van Eck Funds' Prospectuses and "Redemption or Repurchase" in the VE/CGIF Prospectus.

Other Matters

It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.


                      Information Concerning The Meeting

Date, Time and Place of Meeting

The Meeting for shareholders of GIF will be held on April __, 1998 at 99 Park Avenue, 8th Floor, New York, New York 10016 at __________, New York Time.

Solicitation, Revocation and Use of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, New York 10016. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Plan and any other proposals.

Record Date and Outstanding Shares

Only holders of record of GIF's shares of beneficial interest, par value $.001 per share, at the close of business on ___________, 1998 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were ______________shares of GIF outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management

No person or entity owns beneficially 5% or more of the shares of GIF or VE/CGIF except as stated in "Introduction" above.

Voting Rights and Required Vote

Voting procedures are described under "The Reorganization-Terms of the Agreement and Plan of Reorganization" above.

A proxy that is properly executed by a client and returned to his or her broker, which holds GIF shares for the client in its own name, and that is accompanied by the client's instructions to withhold authority to vote with respect to the reorganization proposal, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented thereby will be considered not to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for that proposal and will be deemed not cast with respect to such proposal. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, and, therefore, have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in such manner as they determine to be in the best interest of shareholders with respect to any proposal to adjourn the Meeting. A shareholder vote may be taken on the Reorganization prior to such adjournment if sufficient votes have been received for approval.

Under Massachusetts law, shareholders of a registered investment company are not entitled to demand fair value of the shares and will be bound by the terms of the Reorganization if the Plan is approved at the Meeting. Any shareholder in GIF may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck Fund or Van Eck/Chubb Fund prior to the date of the Reorganization.

                            Additional Information

This Proxy Statement/Prospectus and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which the Trust and Van Eck/Chubb Funds, Inc., respectively, have filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

Reports, proxy statements, registration statements and other information filed by the Trust and Van Eck/Chubb Funds, Inc., can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 7 World Trade Center, New York, New York 10048 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                                                       Exhibit A

                                 Agreement and
                    Plan of Reorganization and Liquidation

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of December 10,1997 (the "Plan") by and between Van Eck Funds, a Massachusetts business trust (the "Trust"), on behalf of Global Income Fund, a series of the Trust, and Van Eck/Chubb Funds, Inc., a Maryland corporation (the "Corporation") on behalf
of Van Eck/Chubb Global Income Fund, a series of the Corporation.   Global
Income Fund and Van Eck/Chubb Global Income Fund are collectively referred to as the "Funds" and individually as a "Fund".

                                  WITNESSETH:

WHEREAS, the Trust and the Corporation are each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of Global Income Fund in exchange solely for Class A shares of common stock, par value $0.01 per share, of the Van Eck/Chubb Global Income Fund ("Van Eck/Chubb Global Income Fund Shares") and the assumption by Van Eck/Chubb Global Income Fund of all of the stated liabilities of Global Income Fund and the distribution, after the Closing hereinafter referred to, of Van Eck/Chubb Global Income Fund Shares to the shareholders of Global Income Fund in liquidation of Global Income Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons, and the Directors of the Corporation, including a majority of the Directors who are not interested persons, have determined with regard to its constituent Fund that participating in the transactions contemplated by this Plan is in the best interests of that Fund.

NOW, THEREFORE, the Trust and the Corporation hereby agree as follows:

1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 5 (herein referred to as the "Closing"), the Trust shall transfer all of the assets of Global Income Fund, and assign all Assumed Liabilities (as hereinafter defined), to Van Eck/Chubb Global Income Fund, and the Company, on behalf of Van Eck/Chubb Global Income Fund, shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Trust of Van Eck/Chubb Global Income Fund Shares having a net asset value equal to the value of the net assets of Global Income Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of Global Income Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of Global Income Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then-current prospectus and statement of additional information of Van Eck/Chubb Global Income Fund.

All Assumed Liabilities of Global Income Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to Van Eck/Chubb Global Income Fund and may be enforced against Van Eck/Chubb Global Income Fund to the same extent as if the same had been incurred by Van Eck/Chubb Global Income Fund.

2. Liquidation of Global Income Fund. At or as soon as practicable after the Closing, Global Income Fund will be liquidated and the New Shares delivered to the Trust on behalf of Global Income Fund will be distributed to shareholders of Global Income Fund, each shareholder to receive the number of New Shares equal to the pro rata portion of shares of beneficial interest of Global Income Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the stock records of Van Eck/Chubb Global

Income Fund in the name of each shareholder of Global Income Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Trust shall file on behalf of Global Income Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of Global Income Fund and shall take all other steps necessary to complete liquidation and dissolution of Global Income Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of Global Income Fund will be deemed for all purposes to evidence ownership of the number of Van Eck/Chubb Global Income Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates of originally represented shares of Global Income Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to the Corporation's transfer agent, holders of these non-negotiatble certificates shall be entitled to receive certificates representing the number of Van Eck/Chubb Global Income Fund shares issuable with respect thereto.

3. Representations and Warranties.

(a) The Trust, on behalf of Global Income Fund, hereby represents and warrants to the Corporation on behalf of Van Eck/Chubb Global Income Fund as follows:

        (i) the Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

        (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Plan on behalf of Global Income Fund;

        (iii) the execution and delivery of this Plan on behalf of the Global Income Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Global Income Fund (other than as contemplated in Section 4(I)) are necessary to authorize this Plan and the transactions contemplated hereby;

        (iv) this plan has been duly executed by the Trust on behalf of Global Income Fund and constitutes its valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

        (v) neither the execution and delivery of this Plan by the trust on behalf of Global Income Fund, nor the consummation by the Trust on behalf of Global Income Fund of the transactions contemplated hereby will conflict with, result in a breach of or default under, the Amended and Restated Master Trust Agreement of the Trust (the "Master Trust Agreement") or the By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other Plan to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

        (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution an delivery of this Plan by the Trust on behalf of Global Income Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

(b) The Corporation, on behalf of Van Eck/Chubb Global Income Fund, hereby represents and warrants to Global Income Fund as follows:

        (i) the Corporation is duly organized, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to conduct is business as presently conducted;

        (ii) the Corporation has full power and authority to execute, deliver and carry out the terms of this Plan on behalf of Van Eck/Chubb Global Income Fund;

        (iii) the execution and delivery of this Plan on behalf of Van Eck/Chubb Global Income Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Corporation or the shareholders of Van Eck/Chubb Global Income Fund are necessary to authorize this Plan and the transactions contemplated hereby;

        (iv) this Plan has been duly executed by the Corporation on behalf of Van Eck/Chubb Global Income Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

        (v) neither the execution and delivery of this Plan by the Corporation on behalf of Van Eck/Chubb Global Income Fund, nor the consummation by the Corporation on behalf of Van Eck/Chubb Global Income Fund of the transaction contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Articles of Amendment and Restatement or By-Laws of the Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other Plan to which the Corporation is a party or by which the Corporation or any of its assets is subject or bound; and

        (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Plan by the Corporation on behalf of Van Eck/Chubb Global Income Fund or the consummated of any transactions contemplated hereby by the Corporation, other than as shall be obtained at or prior to the Closing.

4. Conditions Precedent. The obligations of the Trust and/or the Corporation, as the case may be, to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of the following conditions:

(a) At or immediately prior to the Closing, the Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Global Income Fund all of the Fund's investment company taxable income, if any, for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

(b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the Trust and the Corporation to carry out the transactions contemplated by this Plan shall have been received;

(c) A registration statement of the Corporation on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Directors of the Corporation to be necessary or appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(d) All necessary actions shall have been taken in order to enable Van Eck/Chubb Global Income Fund to offer the New Shares to the public in all states in which the ability to offer such New Shares is required for consummation of the transactions contemplated hereunder;

(e) All representations and warranties of the Trust on behalf of Global Income Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Corporation on behalf of Van Eck/Chubb Global Income Fund shall have received a certificate of an officer of the trust acting on behalf of Global Income Fund to that effect in form and substance reasonably satisfactory to the Corporation on behalf of Van Eck/Chubb Global Income Fund;

(f) All representations and warranties of the Corporation on behalf of Van Eck/Chubb Global Income contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of Global Income Fund shall have received a certificate of an officer of the Corporation acting on behalf of Van Eck/Chubb Global Income Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of Global Income Fund;

(g) The Trustees of the Trust and the Directors of the Corporation shall have received a legal opinion from counsel, in form and substance reasonably satisfactory to the Trustees of the Trust and the Directors of the Corporation, as to such matters as the Trustees or Directors may reasonably request, including an opinion regarding the tax consequences of the reorganization;

(h) The Corporation on behalf of Van Eck/Chubb Global Income Fund shall have certain agreed upon procedures performed by independent auditors, selected by the Corporation, on the unaudited statement of assets and liabilities described in Section 1 of this Plan, and shall have received a report thereon in accordance with established accounting standards;

(i) A vote approving this Plan and the reorganization contemplated hereby shall have been adopted by at least a majority (as defined in the 1940 Act) of the outstanding shares of beneficial interest of Global Income Fund entitled to vote at a Meeting of Shareholders of Global Income Fund duly called for such purpose.

5. Closing. The Closing shall be held at the offices of the Trust and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of meetings of shareholders of Global Income Fund at which this Plan is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Trust shall distribute the New Shares to Global Income Fund Record Holders (as herein defined) by instructing Van Eck/Chubb Global Income Fund to register the appropriate number of New Shares in the names of Global Income Fund's shareholders and Van Eck/Chubb Global Income Fund will promptly comply with said instruction. The shareholders of record of the Global Income Fund as of the close of business on the Valuation Date shall be certified by the Trust's transfer agent (the "Global Income Fund Record Holders").

6. Expenses. All expenses of the Trust and the Corporation attributable to the transactions contemplated by this Plan, other than any registration fee payable to the Commission in connection with the registration of New Shares under the Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan, will be borne by Chubb Asset Managers, Inc. and Van Eck Associates Corporation, for which each shall be jointly and severally liable. Any registration fee payable to the Commission in connection with the registration of New Shares under the Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan shall be payable by such Fund required to pay such fee. All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

7. Termination. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust or the Board of Directors of the Corporation with respect to either of Global Income Fund or Van Eck/Chubb Global Income Fund, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for either Fund. In the event of any such termination, there shall be no liability for damages on the part of either Global Income Fund or Van Eck/Chubb Global Income Fund, or their respective Trustees/Directors or officers, to the other party, except with respect to the payment of expenses as contemplated in Section 6 hereof.

8. Amendments. This Plan may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the Corporation; provided, however, that following the meeting of Global Income Fund shareholders called by the Trust pursuant to Section 4(i) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Van Eck/Chubb Global Income Fund Shares to be issued to the Global Income Fund shareholders under this Plan to the detriment of such shareholders without their further approval.
9. Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

10. Further Assurances. Unless the Plan has been terminated pursuant to Section 7 hereof, the Trust with respect to Global Income Fund, and the Corporation with respect to Van Eck/Chubb Global Income Fund, shall take such further action, prior to, at, and after the Closing as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

11. Limitations of Liability. The term "Van Eck Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement, as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Global Income Fund series of the Trust, as provided in the Master Trust Agreement. The execution and delivery of this Plan has been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the Trust property of the Global Income Fund series of the Trust as provided in the Van Eck Funds Master Trust Agreement. The Master Trust Agreement of the Trust provide, and it is expressly agreed, that each Sub-trust shall be solely and exclusively responsible for the payment of its debts, liabilities and obligations, and that no other Sub-trust shall be responsible for the same.

IN WITNESS WHEREOF, the Trustees of the Trust and the Directors of the Corporation have caused this Plan to be executed on behalf of its constituent Fund as of the date first set forth above by their duly authorized representatives.

Attest:                                         Van Eck Funds -
                                                Global Income Fund

    /s/ Thaddeus Leszczynski                    By:  /s/ John C. van Eck
--------------------------------                    --------------------------
        Thaddeus Leszczynski,                            John C. van Eck,
        Secretary                                        President

                                                Van Eck/Chubb Funds
                                                Van Eck/Chubb Global Income Fund


/s/ Thaddeus Leszczynski                        By:  /s/ Michael O'Reilly
--------------------------------                   ---------------------------
    Thaddeus Leszczynski,                                Michael O'Reilly,
    Secretary                                            President


We acknowledge our obligations under Section 6 of this Plan and agree to perform those obligations in accordance with the terms of this Plan.

Chubb Asset Managers, Inc.              Van Eck Associates Corporation


By:                                     By:
   ----------------------------            ----------------------------

                                 VAN ECK FUNDS
                              GLOBAL INCOME FUND
                           99 Park Avenue, 8th Floor
                           New York, New York 10016
                                1-800-826-2333

                    _______________________________________

                      STATEMENT OF ADDITIONAL INFORMATION
                    _______________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Global Income Fund (the "Fund" or "GIF"), a series of Van Eck Funds, dated ________, 1998, which is enclosed. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

Further information about the Van Eck/Chubb Global Income Fund ("VE/CGIF") series of Van Eck/Chubb Funds, Inc. is contained in and incorporated by reference to its latest Prospectus and Statement of Additional Information, dated May 1, 1997, and its Annual Report to shareholders for the year ended December 31, 1997, all of which are incorporated by reference herein and are available at no cost by either calling Van Eck/Chubb Funds, Inc. at the phone number listed above or by writing to the above address.

Further information about the Fund is contained in and incorporated by reference to its latest Prospectus and Statement of Additional Information, dated April 30, 1997, and its Annual Report to Shareholders for the year ended December 31, 1997, all of which are incorporated by reference herein and are available at no cost by either calling GIF at the phone number listed above or by writing to the above address.

The following is the pro-forma information for VE/GIF and GIF.

   THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED ______________, 1998.

TABLE OF CONTENTS                                                        Page
--------------------------------------------------------------------------------

General Information......................................................  2

                              General Information

The shareholders of GIF are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of substantially all of the assets of GIF for shares of VE/CGIF, the assumption of the liabilities of GIF by VE/CGIF, the distribution of VE/CGIF shares to the shareholders of GIF and the liquidation of GIF. VE/CGIF is an open-end, non-diversified management investment company and a series of Van Eck/Chubb Funds, Inc., which is organized as a Maryland corporation. A Special Meeting of Shareholders to consider the Plan and other matters described in the Proxy Statement/Prospectus will be held at 99 Park Avenue, 8th Floor, New York, New York on ___________, April _______, 1998 at ___________, New York Time.

For detailed information about the Plan, shareholders of GIF should refer to the Proxy Statement/Prospectus.

                     COMBINED SCHEDULE OF INVESTMENTS FOR
                        VAN ECK/CHUBB GLOBAL INCOME AND
                          VAN ECK GLOBAL INCOME FUND
                            SCHEDULE OF INVESTMENTS


                               DECEMBER 31, 1997
                                  (Unaudited)

                                                                                                        Market Value
                                                                                           ---------------------------------------
                                                                                             Van Eck/                    Pro Forma
                                                                                              Chubb         Van Eck         for
                                                                               Local Par     Global     Global Income    Combined
                                                                   Currency      Value     Income Fund       Fund          Fund
                                                                   --------    ---------   -----------  -------------   ----------
COMMON STOCK - 0.19%

                Russia - 0.19%
Vimpel-Communications, ADR.......................................    USD         150,000   $   178,125              0      178,125
                                                                                           -----------                  ----------
        TOTAL COMMON STOCK (Cost $150,000).......................                              178,125              0      178,125
                                                                                           -----------                  ----------
GOVERNMENT AND AGENCY OBLIGATIONS - 92.24%

                Australia - 0.69%

Australian Government Bond, 9.50%, due 08/15/00..................    AUD         650,000       497,552              0      497,552
New South Wales Treasury, 9.250%, due 06/20/05...................    AUD         200,000       151,845              0      151,845
                                                                                           -----------  -------------   ----------
                                                                                               649,397              0      649,397
                                                                                           -----------  -------------   ----------

                Belgium - 1.05%
Kingdom of Belgium, 6.500%, due 03/31/05.........................    BEF       4,000,000       115,769              0      115,769
Kingdom of Belgium, 7.000%, due 05/15/06.........................    BEF      29,000,000       866,810              0      866,810
                                                                                           -----------  -------------   ----------
                                                                                               982,579              0      982,579
                                                                                           -----------  -------------   ----------

                Canada - 3.35%
Government of Canada, 9.500%, due 06/01/20.......................    CAD       1,000,000       931,552              0      931,552
Government of Canada, 6.500%, due 06/01/20.......................    CAD         575,000       424,270              0      424,270
Government of Canada, 8.000%, due 06/01/27.......................    CAD       2,000,000             0      1,793,432    1,793,432
                                                                                           -----------  -------------   ----------
                                                                                             1,355,822      1,793,432    3,149,254
                                                                                           -----------  -------------   ----------

                Denmark - 0.80%
Kingdom of Denmark, 7.000%, due 11/15/07.........................    DKK       1,160,000       186,253              0      186,253
Kingdom of Denmark, 7.000%, due 12/15/04.........................    DKK       3,600,000       572,855              0      572,855
                                                                                           -----------  -------------   ----------
                                                                                               759,108              0      759,108
                                                                                           -----------  -------------   ----------

                France - 12.44%
Caisse Centrale, 5.768%, due 06/27/04............................    FRF       6,000,000     5,978,100              0    5,978,100
France O.A.T.,5.50%, due 04/25/07................................    FRF      13,500,000     2,274,840              0    2,274,840
France O.A.T., 7.250%, due 04/25/06..............................    FRF       3,740,000       705,344              0      705,344
BTNS, 5.50%, due 10/12/01........................................    FRF      16,000,000             0      2,734,118    2,734,118
                                                                                           -----------  -------------   ----------
                                                                                             8,958,284      2,734,118   11,692,402
                                                                                           -----------  -------------   ----------

                Germany - 9.66%
Bundesobligation, 6.00%, due 07/04/07............................    DEM       1,900,000     1,104,884              0    1,104,884
Bundesobligation, 6.75%, due 07/15/04............................    DEM       6,500,000     3,939,647              0    3,939,647
International Bank for Reconstruction & Development, 6.125% due
  09/27/02.......................................................    DEM       1,050,000       614,178              0      614,178
International Bank for Reconstruction & Development, 5.875% due
  11/10/03.......................................................    DEM       1,050,000       606,005              0      606,005
Deutschland Republic, 7.375%, due 01/03/05.......................    DEM       4,500,000             0      2,816,122    2,816,122
                                                                                           -----------  -------------   ----------
                                                                                             6,264,714      2,816,122    9,080,836
                                                                                           -----------  -------------   ----------

                      See notes to financial statements.

                                                                                                        Market Value
                                                                                           ---------------------------------------
                                                                                              Chubb         Van Eck
                                                                             Local Par       Global     Global Income
                                                                 Currency      Value       Income Fund       Fund         Total
                                                                 --------  -------------   -----------  -------------   ----------
GOVERNMENT AND AGENCY OBLIGATIONS - 92.24%

                Ireland - 1.15%
Government of Ireland, 8.00%, due 8/18/06......................    IRE           650,000             0      1,082,063    1,082,063
                                                                                           -----------  -------------   ----------

                Italy - 4.79%
BTPS, 10.00%, due 08/01/03.....................................    ITL     2,200,000,000   $ 1,529,286              0    1,529,286
BTPS, 8.250%, due 07/01/99.....................................    ITL       625,000,000       370,453              0      370,453
BTPS, 6.75%, due 07/01/07......................................    ITL     2,500,000,000     1,536,751              0    1,536,751
BTPS, 7.50%, due 10/01/99......................................    ITL         1,800,000             0      1,062,062    1,062,062
                                                                                           -----------  -------------   ----------
                                                                                             3,436,490      1,062,062    4,498,552
                                                                                           -----------  -------------   ----------

                Japan - 4.45%
Government of Japan, 6.30% , due 09/20/01......................    JPY       275,000,000     2,517,110              0    2,517,110
Government of Japan, 2.60%, due 09/20/07.......................    JPY       205,000,000     1,668,926              0    1,668,926
                                                                                           -----------  -------------   ----------
                                                                                             4,186,036              0    4,186,036
                                                                                           -----------  -------------   ----------

                Mexico - 0.35%
United Mexican State, 7.00%, due 06/03/00......................    MXP           500,000       327,900              0      327,900
                                                                                           -----------  -------------   ----------

                Netherlands - 3.48%
Hermes Euro Rail BV, 11.50%, due 08/15/07......................    NLG           750,000       798,750              0      798,750
Government of Netherlands, 8.250%, due 02/15/07................    NLG           550,000       327,826              0      327,826
Government of Netherlands, 8.250%, due 09/15/07................    NLG           550,000       329,859              0      329,859
Government of Netherlands, 6.00%, due 01/15/06.................    NLG         3,500,000     1,813,074              0    1,813,074
                                                                                           -----------  -------------   ----------
                                                                                             3,269,509              0    3,269,509
                                                                                           -----------  -------------   ----------

                New Zealand - 3.22%
Government of New Zealand, 8.00%, due 11/15/06.................    NZD         1,500,000             0        927,127      927,127
Government of New Zealand, 8.00%, due 03/15/02.................    NZD         3,300,000             0      2,100,694    2,100,694
                                                                                           -----------  -------------   ----------
                                                                                                     0      3,027,821    3,027,821
                                                                                           -----------  -------------   ----------

                Spain - 2.70%
Government of Spain, 9.40%, due 04/30/99.......................    ESP        28,000,000       194,938              0      194,938
Government of Spain, 8.80%, due 04/30/06.......................    ESP        77,000,000       615,196              0      615,196
Government of Spain, 8.00%, due 05/30/04.......................    ESP        50,000,000       375,859              0      375,859
Government of Spain, 5.25%, due 01/31/03.......................    ESP        45,000,000       295,684              0      295,684
Kingdom of Spain, 4.750%, due 03/14/05.........................    JPY        40,000,000       369,683              0      369,683
Government of Spain, 7.40%, due 07/30/99.......................    ESP       100,000,000             0        683,746      683,746
                                                                                           -----------  -------------   ----------
                                                                                             1,851,360        683,746    2,535,106
                                                                                           -----------  -------------   ----------

                Sweden - 6.93%
Sweden Government Bond, 6.000%, due 02/09/05...................    SEK        16,300,000       546,867      1,526,141    2,073,008
SGB, 10.25%, due 05/05/03......................................    SEK         9,500,000       227,916      1,215,552    1,443,468
Swiss Bank Corp. cd 5.770%, due 03/17/98.......................    SEK         3,000,000     3,000,000              0    3,000,000
                                                                                           -----------  -------------   ----------
                                                                                             3,774,783      2,741,693    6,516,476
                                                                                           -----------  -------------   ----------

                United Kingdom - 13.80%
U.K. Gilt, 8.00%, 06/07/21.....................................    GBP           600,000     1,202,792              0    1,202,792
U.K. Treasury, 7.500%, due 12/07/06............................    GBP         2,098,000     3,720,200              0    3,720,200
U.K. Treasury, 7.75%, due 09/08/06.............................    GBP         2,800,000             0      5,031,410    5,031,410
GBP Government, 7.50%, due 12/07/20............................    GBP         1,700,000             0      3,019,733    3,019,733
                                                                                           -----------  -------------   ----------
                                                                                             4,922,992      8,051,143   12,974,135
                                                                                           -----------  -------------   ----------



                      See notes to financial statements.

SHORT-TERM OBLIGATIONS - 0.45%

GE Capital Commercial Paper, 5.65%, due 01/02/98...............    USD           425,000             0        424,933      424,933
                                                                                           -----------  -------------   ----------
TOTAL SHORT-TERM (Cost $424,933)...............................                                      0        424,933      424,933
                                                                                           -----------  -------------   ----------


                                                                                                        Market Value
                                                                                           ---------------------------------------
                                                                                             Van Eck/      Van Eck
                                                                             Local Par     Chubb Global     Global
                                                                 Currency      Value       Income Fund    Income Fund       Total
                                                                 --------  -------------   ------------  ------------- -----------
GOVERNMENT AND AGENCY
  OBLIGATIONS - Continued

                United States - 23.38%
U.S. Treasury Note, 6.13%, due 08/15/07........................    USD         1,400,000   $ 1,439,376              0  $ 1,439,376
U.S. Treasury Note, 6.63%, due 05/15/07........................    USD         4,750,000     5,030,549              0    5,030,549
U.S. Treasury Note, 8.75%, due 08/15/2020......................    USD           800,000             0      1,067,001    1,067,001
U.S. Treasury Note, 6.63%, due 02/05/2027......................    USD         1,500,000             0      1,628,439    1,628,439
U.S. Treasury Note, 5.63%, due 01/31/1998......................    USD         1,000,000             0      1,000,313    1,000,313
U.S. Treasury Note, 6.50%, due 08/15/2005......................    USD         3,700,000             0      3,861,879    3,861,879
U.S. Treasury Note, 6.25%, due 02/15/2007......................    USD         2,000,000             0      2,065,002    2,065,002
U.S. Treasury Note, 6.00%, due 08/15/2000......................    USD         4,750,000             0      4,785,630    4,785,630
U.S. Treasury Note, 6.75%, due 08/15/2026......................    USD         1,000,000             0      1,101,251    1,101,251
                                                                                           -----------  -------------   ----------
                                                                                             6,469,925     15,509,514   21,979,439
                                                                                           -----------  -------------   ----------

  TOTAL GOVERNMENT AND AGENCY OBLIGATIONS
    (Cost $ 56,268,760)........................................                             47,208,903     39,501,714   86,710,617


CORPORATE BONDS - 3.92%

                Brazil - 0.52%
Comtel Brasileira, Series 144A, 10.75%, due 02/26/04...........    USD           500,000       486,250              0      486,250

                Japan - 0.51%
Export-Import Bank of Japan, 4.63%, due 02/26/04...............    JPY        54,000,000       479,789              0      479,789

                Mexico - 0.53%
PanAmerica Beverage, 7.25%, due 07/01/09.......................    MXP           500,000       500,000              0      500,000

                United States - 0.54%
Global Telesyst, 8.75%, due 06/30/00...........................    USD           500,000       505,000              0      505,000

                United Kingdom - 1.82%
J.P. Morgan, 7.75%, due 12/30/03...............................    GBP         1,000,000             0      1,714,688    1,714,688
                                                                                           -----------  -------------   ----------
TOTAL CORPORATE BONDS..........................................                              1,971,039      1,714,688    3,685,727
                                                                                           -----------  -------------   ----------

  Option purchased - 0.04%
    1,500,000 DEM/USD Currency Opt. 98 Feb. (cost 26,250).....                                 25,256              0       25,256
    650,000 DEM/USD Currency Opt. 98 Feb. (cost 12,350).......                                 15,514              0       15,514
                                                                                            ----------  -------------   -----------
                                                                                                40,770              0       40,770
  TOTAL INVESTMENTS..(cost $92,030,382)........................    96.84%                   49,398,837     41,641,335   91,040,172

Other assets less liabilities..................................     3.16%                    2,688,730        283,417    2,972,147
                                                                  -------                  -----------  -------------  -----------

  TOTAL NET ASSETS.............................................   100.00%                  $52,087,567     41,924,752   94,012,319
                                                                  =======                  ===========  =============  ===========

Currency Classification
-----------------------
Australian dollar......AUD      Japanese yen...........JPY
Belgium franc..........BEF      Mexican peso...........MXP
Canadian dollar........CAD      Netherlands guilder....NLG
Danish krone...........DKK      New Zealand dollar.....NZD
French franc...........FRF      Spanish peseta.........ESP
Great British pound....GBP      Swedish krona..........SEK
German mark............DEM      United States dollar...USD
Irish punt.............IRE
Italian lira...........ITL
---------------
* Aggregate cost for Federal income tax purposes.


                      See Notes to financial statements.

        The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital for the Combined Fund has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at December 31, 1997 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at December 31, 1997. The pro forma Combined Statements of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at December 31, 1997. The pro forma Combined Statement of Assets, Liabilites and Capital should be read in conjunction with the Fund's financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

             COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                            As of December 31, 1997
                                  (Unaudited)


                                                                                        Van Eck/
                                                                   Global Income       Chubb Global                 Pro Forma for
                                                                        Fund           Income Fund    Adjustments   Combined Fund
ASSETS:
Investments at Cost..............................................  $  42,299,187       $ 49,731,200            $0   $  92,030,387

Investments at Value.............................................  $  41,641,335       $ 49,398,837            $0   $  91,040,172
Receivables:
  Cash and currencies............................................              0          1,538,630             0       1,538,630
  Interest and Dividends.........................................      1,042,831          1,002,629             0       2,045,460
  Due from Administrator.........................................              0              4,143             0           4,143
  From Broker....................................................              0            158,899             0         158,899
  Unrealized appreciation on forward currency contracts..........         80,183                  0             0          80,183
  Capital shares sold............................................          2,504                 50             0           2,554
Deferred organization costs and other assets.....................        352,737             27,726             0         380,463
                                                                   --------------------------------------------------------------
        Total Assets.............................................     43,119,590         52,130,914             0      95,250,504
                                                                   --------------------------------------------------------------

LIABILITIES:
Payables:
  Due to custodian...............................................        487,475                  0             0         487,475
  Capital Shares repurchased.....................................        358,344                  0             0         358,344
  Unrealized depreciation on forward foreign currency contracts..        180,694              3,151             0         183,845
  Dividends payable..............................................         56,076              2,810             0          58,886
  Securities purchased...........................................              0              1,982             0           1,982
  Accounts payable...............................................        112,249             35,404             0         147,653
                                                                   --------------------------------------------------------------
        Total Liabilities........................................      1,194,838             43,347             0       1,238,185
                                                                   --------------------------------------------------------------
Net Assets.......................................................  $  41,924,752       $ 52,087,567            $0   $  92,012,319
                                                                   ==============================================================

Capital:
Capital Stock-Global Income Fund an unlimited number of $.001 par value shares authorized and Van Eck/Chubb Global Income Fund
  $0.01 par value, 100,000,000 shares authorized per share
  (4,936,240 shares of Global Income Fund and 5,404,248
  shares of Van Eck/Chubb Global Income Fund issued and
  outstanding, and 9,753,288 shares for the Combined Fund,
  as adjusted....................................................  $      4,936       $      51,490   $    41,117   $      97,533
Capital paid in excess of par....................................    48,609,986          51,490,349    (6,456,363)     93,643,972
Undistributed investment income -- net...........................       501,559             607,999                     1,109,558
Accumulated realized capital losses on investments -- net........    (6,415,256)            136,753     6,415,256         136,753
Unrealized appreciation on investments -- net....................      (776,473)           (199,024)                     (975,497)
                                                                   -------------       ------------   -----------   -------------
Total -- Equivalent to $8.49 net asset value per share of
  Van Eck/Chubb Global Fund Common Stock, and $9.64 net
  asset value per share of Global Income Fund Common
  Stock and $9.64 net asset value per share for the Combined
  Fund, as adjusted

Total Capital....................................................  $  52,087,567       $ 41,924,752   $        --   $  94,012,319
                                                                   =============       ============   ===========   =============

  The following unaudited pro forma Combined Statement of Operations for the Combined Fund has been derived from the statements of operations of the respective Funds for the six months ended December 31, 1997, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on December 31, 1997. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on December 31, 1997 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

                       COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                                        Van Eck/
                                                                       Global Income   Chubb Global              ProForma for
                                                                            Fund       Income Fund  Adjustment  Combined Fund
INCOME:
Dividends............................................................            $0             $0      $0                 $0
Interest.............................................................     3,416,452        872,783       0          4,289,235
                                                                      --------------------------------------------------------
    Total Income.....................................................     3,416,452        872,783       0          4,289,235
                                                                      --------------------------------------------------------

EXPENSES:
Advisory fee.........................................................       419,471         29,248       0            448,719
Distribution.........................................................       139,815         73,120       0            212,935
Custodian............................................................         9,897          5,647       0             15,544
Transfer agency......................................................       119,157         12,161       0            131,318
Administrative fee...................................................       115,620         65,808       0            181,428
Registration.........................................................        18,867         11,397       0             30,264
Professional.........................................................        38,715         15,628       0             54,343
Reports to shareholders..............................................        30,129          5,904       0             36,033
Trustees fees and expenses...........................................         1,437          1,289       0              2,726
Amortization of deferred organizational costs........................             0          2,690       0              2,690
Other................................................................        33,155          5,625       0             38,780
                                                                      --------------------------------------------------------
    Total Expenses...................................................       926,263        228,517       0          1,154,780
Expenses waived by the Advisor.......................................             0        (31,092)      0            (31,092)

    NET EXPENSES.....................................................       926,263        197,425       0          1,123,688
                                                                      --------------------------------------------------------

    NET INVESTMENT INCOME............................................     2,490,189        675,358       0          3,165,547

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain on Investments.....................................       444,917         84,386       0            529,303
Net Realized Loss from Foreign Currency Transactions.................    (1,268,288)      (457,713)      0         (1,726,001)
Net Realized Loss from Options.......................................             0        (20,190)      0            (20,190)
Change in Unrealized Appreciation of Investments.....................    (1,467,637)      (543,059)      0         (2,010,696)
Change in Unrealized Depreciation of Foreign
  Currency Receivables and Payables..................................      (122,809)         4,077       0           (118,732)
                                                                        --------------   ------------              -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......       $76,372      ($257,141)     $0          ($180,769)
                                                                      ========================================================
------------------------------------------------------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

PRO FORMA FOOTNOTES OF MERGER BETWEEN
VAN ECK/CHUBB GLOBAL INCOME FUND AND GLOBAL INCOME FUND
December 31, 1997 (unaudited)

1. GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Global Income Fund by Van Eck/Chubb Global Income Fund, as if such acquisition had taken place as of January 1, 1998.

Under the terms of the Plan of Reorganization, the combination of Van Eck/Chubb Global Income Fund and Global Income Fund will be taxed as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Global Income Fund in exchange for shares of Van Eck/Chubb Global Income Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Van Eck/Chubb Global Income Fund and Global Income Fund have been combined as of and for the year ended December 31, 1997.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of Global Income Fund and Van Eck/Chubb Global Income Fund which are included in their respective annual reports dated December 31, 1997.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of Van Eck/Chubb Global Income Fund and Global Income Fund had taken place as of January 1, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES

Van Eck/Chubb Global Income Fund is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by Van Eck/Chubb Global Income Fund are (a) securities transactions are accounted for on the trade date (b) Debt instruments are valued on the basis of quotes provided by a pricing service; short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations; short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premiums, as applicable (c) interest income is recorded on the accrual basis (d) gains or losses on the sale of securities are calculated by using the first-in, first-out method (e) direct expenses are charged to the fund (f) dividends and distributions to shareholders are recorded on the ex-dividend date (g) Van Eck/Chubb Global Income Fund intends to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to make the required distributions to shareholders; therefore, no provision for Federal income taxes has been made.

3. PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on December 31, 1997. Adjustments made to expenses for duplicated services that would not have been incurred if the merger took place on January 1, 1998.

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Chubb Asset Managers, Inc. acts as investment manager of Van Eck/Chubb Global Income Fund. Van Eck/Chubb Global Income Fund pays Chubb Asset Managers, Inc.
a management fee calculated at the annual rate of 0.20% on average daily net assets and 0.45% on average daily net assets payable to Van Eck Associates Corp. as the investment administrator. All fees are calculated daily and paid monthly.

                                    PART C
                               OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed herein as Exhibit 1 to this Registration Statement and to Article V of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
(1)    a final decision by a court or other-body before

WHOM THE PROCEEDING IS BROUGHT THAT THE DIRECTOR OR OFFICER WAS NOT LIABLE BY

reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he/she is not entitled to the indemnification) and one of three other conditions is satisfied:
(1) the director or officer provides security for his/her agreement to repay,
(2) the Registrant is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification. The directors and officers are currently covered for liabilities incurred in their capacities as such directors and officers under the terms of a joint liability insurance policy. This policy also covers the directors and officers of Chubb Investment Advisory, Chubb Asset and Chubb America Fund, Inc. The policy also insures the Registrant, Chubb Investment Advisory, Chubb Asset and Chubb America Fund, Inc. for errors and omissions liabilities.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16: Exhibits

1.  a.   Amended and Restated Articles of Incorporation.

         b. Articles Supplementary to the Amended and Restated Articles of Incorporation.

         c. Articles Supplementary to the Amended and Restated Articles of Incorporation.

2.  Amended and Restated By-Laws

3.  Not applicable.

4.  Not Applicable.

5. a. Specimen of Certificate of Stock of the Chubb Money Market Fund.

        b. Specimen of Certificate of Stock of the Chubb Government Securities Fund.

        c. Specimen of Certificate of Stock of the Chubb Total Return Fund.

        d. Specimen of Certificate of Stock of the Chubb Tax-Exempt Fund.

        e. Specimen of Certificate of Stock of the Chubb Growth and Income Fund.

        f. Specimen of Certificate of Stock of the Chubb Capital Appreciation Fund.

        g. Specimen of Certificate of Stock of the Chubb Global Income Fund.

6. a. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./1/

        b. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund.

        c. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund.

        d. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund.

        e. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund.

        f. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund.

        g. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund.

        h. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund.

        i. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund, (now known as the Chubb Growth and Income Fund).

        j. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund.

        k. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Capital Appreciation Fund.

        l. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Global Income Fund.

        7.a. Fund Distribution Agreement between Chubb Investment Funds, Inc.
             and Chubb Securities Corporation.

                b. Specimen Copy of Selected Dealers Agreement.

        8. Not applicable.

        9. Custodial Services Agreement between Chubb Investment Funds, Inc. and Citibank, N.A.

        10.Rule 12b-1Plan./1/

        11. Opinion and Consent of counsel as to legality of the securities being registered.

                a. Opinion and Consent of Counsel as to legality of the securities being registered.

        12. To be filed.

        13. a. Shareholder Services Agreement between Chubb Investment Funds, Inc. and Firstar Trust Company.

            b. Agreement for Waiver of Fees and Assumption of Expenses between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation, Chubb Asset Managers, Inc., Chubb Securities Corporation, and Chubb Life Insurance Company of New Hampshire./4/

        14. Consent of Ernst & Young LLP.* - To be filed.

        15. Not Applicable.

        16. Power of Attorney.

        17. Not Applicable.

ITEM 17. UNDERTAKINGS
         ------------

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES
                                  ----------

As required by the Securities Act of 1933, the registration statement on Form N-14 has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of January, 1998.


                                                Van Eck/Chubb Funds, Inc.



                                                By: /s/ Michael O'Reilly
                                                    ---------------------------
                                                    Michael O'Reilly, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                       Title                    Date


/s/ Michael O'Reilly          President, Director        1/29/98
----------------------
    Michael O'Reilly

/s/ Bruce J. Smith            Chief Financial Officer    1/29/98
----------------------
    Bruce J. Smith


/s/ Jeremy H. Biggs           Director                   1/29/98
----------------------
    Jeremy H. Biggs


/s/ Wesley G. McCain          Director                   1/29/98
----------------------
    Wesley G. McCain


/s/ David J. Olderman         Director                   1/29/98
----------------------
    David J. Olderman


/s/ John C. van Eck           Director                   1/29/98
----------------------
    John C. van Eck

                                 VAN ECK FUNDS
                              GLOBAL INCOME FUND
       PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD APRIL ___, 1998

     The undersigned shareholder of GLOBAL INCOME FUND, (the "Fund"), a series of Van Eck Funds (the "Trust"), having received Notice of the Meeting of Shareholders of the Fund to be held on April __, 1998 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Barbara Allen and Susan Grant and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York, on April ___, 1998, at ____ New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE HEREOF. THE SHARES REPRESENTED HERBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

     PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

Back of Proxy
-------------

                                   PROPOSAL

To approve the Agreement and Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Van Eck/Chubb Global Income Fund, a series of the Van Eck/Chubb Funds, Inc., the assumption of liabilities of the Fund by Van Eck/Chubb Global Income Fund, the distribution of such shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

                   FOR _________  AGAINST ABSTAIN __________

                      Dated: ______________________ 1998


                                         ________________________
                                         Signature of shareholder


                                         _______________________
                                         Signature of Co-owner

                                         For joint accounts, all co-owners must
                                         sign. Executors, administrators,
                                         trustees,etc. should so indicate when
                                         signing.